CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Matterhorn Growth Fund, Inc. does hereby certify, to such officer's knowledge, that the report on From N-CSR of The Matterhorn Growth Fund, Inc. for the year ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Matterhorn Growth Fund, Inc. for the stated period.

/s/ Gregory A. Church
---------------------
Gregory A. Church
President and Treausrer

Dated: September 21, 2004

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Matterhorn Growth Fund, Inc. for purposes of Securities and Exchange Act of 1934.